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MICROVAST HOLDINGS, INC.

Investor Presentation - Summer 2022

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "forecast," "guidance," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Microvast's industry and market sizes, future opportunities for Microvast and Microvast's estimated future revenue opportunities and results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Many factors could cause actual results and the timing of events to differ materially from anticipated results or other expectations expressed in the forward-looking statements, including, among others: (1) a delay or failure to realize the expected benefits from the business combination; (2) risks of operations in the People's Republic of China; (3) the impact of the ongoing COVID-19 pandemic; (4) the conflict between Russia and Ukraine and any restrictive actions that have been or may be taken by the United States and/or other countries in response thereto, such as sanctions or export controls; (5) risks related to cybersecurity and data privacy; (6) the impact of inflation; (7) changes in the availability and price of raw materials; (8) the highly competitive market in which Microvast competes, including with respect to its hiring abilities, our competitive landscape, technology evolution or regulatory changes; (9) changes in the markets that Microvast targets; (10) heightened awareness of environmental issues and concern about global warming and climate change; (11) the risk that Microvast may not be able to execute its growth strategies or achieve profitability; (12) the risk that Microvast is unable to secure or protect its intellectual property; (13) the risk that Microvast may experience effects from global supply chain challenges, including delays in delivering its products to its customers; (14) the risk that Microvast's customers or third-party suppliers are unable to meet their obligations fully or in a timely manner; (15) the risk that Microvast's customers will adjust, cancel or suspend their orders for Microvast's products; (16) the risk that Microvast will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (17) the risk of product liability or regulatory lawsuits or proceedings relating to Microvast's products or services; (18) the risk that Microvast may not be able to develop and maintain effective internal controls; and (19) the outcome of any legal proceedings that may be instituted against Microvast or any of its directors or officers. Microvast's annual, quarterly and other filings with the U.S. Securities and Exchange Commission (the "SEC") identify, address and discuss these and other factors in the sections entitled "Risk Factors."

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. Readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Microvast or the date of such information in the case of information from persons other than Microvast, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Except as otherwise required by applicable law, Microvast disclaims any duty to update any forward-looking statements. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

Microvast Vision – Sustainable Innovations

THINKING FORWARD. **POWERING NOW**.

- Deliberately built technology for high performance and mobility
- Developed distinct technology-powered competitive advantages and sustainable growth
- Ready and well-positioned to lead the market when the world accelerates on the path towards electrification

Build Battery Technology to Power a Mobility Revolution in Commercial Vehicles


Energy Density
Safe
Fast Charging
Long Life

Microvast Mission

Develop fast charging, long life and high safety batteries to power electrical vehicle applications

Innovative Battery Technology Solutions

- Best-in-class battery technology
- Bespoke technologies for unique performance demands of commercial vehicle applications
- Vertically integrated

Proven Concept with Growing Global Presence

- Strong footprint in commercial vehicles across the globe
- Long-standing partnership with global leading customers
- 2.5Bn+ forecasted contracted revenue through 2030[1]

Become a global sustainable leader in Commercial Vehicle electrification

1. Forecasted contracted revenue refers to the pipeline business where a framework agreement, supply agreement or nomination with non-binding forecast is signed. The forecast is based on management's estimates.

Microvast Highlights

1. Differentiated product portfolio serving the commercial vehicle and other high-growth markets
2. Leading fully-owned and 3rd party-validated proprietary technology across the battery system
3. Distinct vertically integrated business model enables faster product development, greater customization and margin advantage
4. Field-proven history of development, production and revenue generation
5. Partnerships with industry leaders, with over $2.5Bn in contracted revenue through 2030 providing high visibility (1)
6. Attractive financial profile with potential for accelerating growth and stable margins
7. World-class management team with significant cross-disciplinary experience and track record commercializing innovative technologies

1. Forecasted contracted revenue refers to the pipeline business where a framework agreement, supply agreement or nomination with non-binding forecast is signed. The forecast is based on management's estimates.

Microvast at a glance

Battery Technology Innovator Driving the Electrification of the Commercial Vehicle Market

1 — Vertically Integrated, Fully-Owned Proprietary Technology Portfolio

630+ — Patents / Patent Applications

2,000+ / 400+ — Total Employees / R&D Personnel

28,000+ — Battery Systems in Operation

28 / 220+ — Countries / Cities where Products Are in Operation

6.9 Bn+ Miles — Operational Distance Covered With No Major Safety Incidents

$2.5Bn+ — Forecasted Contracted Revenue Through 2030

3 — Production locations worldwide

INNOVATIVE · EXCELLENCE · CUSTOMER DRIVEN

1. Forecasted contracted revenue refers to the pipeline business where a framework agreement, supply agreement or nomination with non-binding forecast is signed. The forecast is based on management's estimates.

Microvast History



Established (Year)
2006
Sales ($)
152 Million *2021*
Workforce
Total Employees 2,000+
R&D Personnel 400+
Business Area
Battery components, battery products

2021	Established US Central Plant in Clarksville, Tennessee, USA
2021	Established R&D Center in Orlando, Florida USA
2021	Launched EMEA HQ & Central Plant in Berlin Metropolitan area
2019	R&D 100 Award
2016	FT / IFC Transformational Business Awards
2016	Established EMEA HQ in Frankfurt am Main, Germany
2011	Invested by IFC and Ashmore
2008	Launched Asia Central Plant in Huzhou, P.R. China
2006	Founded in Houston, TX

Our leadership team



Yang Wu
CEO & Founder



Sascha Kelterborn
President



Dr. Wenjuan Mattis
CTO



Craig Webster
CFO



Shane Smith
COO

	Yang Wu, CEO & Founder	Sascha Kelterborn, President	Dr. Wenjuan Mattis, CTO	Craig Webster, CFO	Shane Smith, COO
Onboard Since	2006	2016	2013	2012	2019
Profile Summary	• Previously founded Omex, sold to Dow Chemical in 2006, 50x ROI in 5 years • BA, Southwest Petroleum University	• 20+ years in international BD • 7+ years experience in e-Mobility VP, Vossloh AG & member of the Supervisory board in CN & RU • Head of international sales, Murpo • BA, University of Applied Sciences Kiel, Germany	• 11+ years experience in lithium-ion battery business • Board of Director, IMLB • VP, International Automotive Battery Lithium Association • Ph.D. Materials Science & Eng., Penn State • 22 publications & 81 patents	• Director of Microvast, Inc. since 2012 • 14 years at Ashmore Group - Senior Portfolio Manager, Global Head of Special Situations Funds and General Counsel • BA (Hons) Marketing, University of Stirling	• 23+ years at Roper & Qorvo (semiconductor) • U.S. Navy (7 years) • Certified U.S. Navy Nuclear Engineer • MA, John Hopkins University • BA, U.S. Navy Academy

Microvast Investors & Board of Directors

Backed by our strategic Investors

OSHKOSH
BlackRock
KOCH Strategic Platforms
Ashmore
IFC International Finance Corporation WORLD BANK GROUP
INTERPRIVATE

Board of Directors



Yang Wu

Founder, CEO & Chairman of the Board



Leon Zheng

Senior Advisor, Director



Stephen Vogel

Director



Craig Webster

CFO, Director



Wei Ying

Director



Dr. M. Stanley Whittingham*

Director



Arthur Wong

Director

** 2019 Nobel Prize winner in chemistry for achievements in lithium-ion battery*

Microvast Global Presence

- Head Office
- Manufacturing Plant
- Sales/Service Subsidiary
- R&D Center
- APAC Rep Office
- **Operation via green energy supply**



Clarksville, TN Est.2021
Houston, TX Est. 2006
Orlando, FL Est. 2021
London, UK Est. 2014
Berlin, Germany Est. 2021
Singapore Est. 2016
Huzhou, China Est. 2008

USA Manufacturing Plant, Tennessee (Est. 2021)

Orlando R&D Center, Florida (Est. 2021)

European HQ & Central Plant, Berlin (Est. 2021)

China Central Plant, Huzhou (Est. 2008)

Microvast propels electrification in the global CV Market

The Commercial Vehicle Market is Large and Poised to Undergo Rapid Electrification

The global Commercial Vehicle market is large and growing

2025: 10MM+ units / $1Tn+ annual sales / $30Bn+ TAM [1][2]

Market believed to be at a key inflection point as EV penetration takes hold

EV 1.5% of 2020 sales ► 8.5% by '25 (55% CAGR)[3]

Battery providers expected to play a pivotal role in the EV value chain

~30-40% of EV value resides in the battery

Commercial Vehicle Sales in U.S., Europe, China, Japan & South Korea [3]



Units (MM)
2020E-25E CAGR
55%
2025E-30E CAGR
25%
2030E-40E CAGR
9%
1.5%
2020
9%
2025
23%
2030
49%
2040
EV as % of Total Sales
Share of Total Sales
43%
8%
49%
14
12
10
8
6
4
2
0
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
Electric
Other Alternative Fuels (4)
Diesel & Gasoline
Implied Battery Demand (GwH) (5)
10
2020
97
2025
313
2030

Notes:
1. Global CV unit sales based on Bloomberg New Energy Finance (BNEF) estimates; annual sales estimates based on industry research
2. Microvast's estimated 2025 TAM, calculated as $1Tn annual CV sales * 9% EV penetration * 35% (mid-point) battery share of EV value = $30Bn+
3. Based on sales in key markets (U.S, Europe, China, Japan & South Korea), which comprise the majority of global sales and where EV penetration is expected to occur first; rest of world represents further upside
4. Other alternative fuels include fuel cell and natural gas
5. Battery demand (GWh) based on BNEF estimates; available till 2030

©Microvast

Microvast Vertical Integration Enables Solution Breadth and Speed to Market

Unique R&D and Design Capabilities Across the Complete Battery System

Advanced Battery Components



Cells



Modules



Packs




Established In-House Manufacturing Capacity
Faster Product Development
Greater Customization to Client Needs
Economies of Scale
Competitiveness and Profitability

The overall Electric Revolution is just beginning…

By 2030, total EV sales will reach
31.1 MILLION
from 2.5 million in 2020.

Battery demand will increase
14-FOLD
compared to 2018 by 2030.

The EU climate goal says by
YEAR 2050
the region will be climate neutral.

- The EU commission has clearly stated that in order to achieve EU's goal to be **climate neutral by 2050**, it is of essence that Europe assumes the role of global leader in sustainable battery production
- President Joe Biden signed an executive order to make the US federal government **carbon-neutral by 2050**, aiming for a 65 percent reduction in planet-warming greenhouse gas emissions by 2030

What does the market need in a battery?


microvast

1. Energy Density
2. Cost
3. Lifetime
4. Fast Charging
5. Safety

Microvast Has Best-in-Class Battery Cell Technology

What Customers Care About

Energy Density (Wh/kg) | Charging Time | Life Cycles | Safety | Total Cost of Ownership

		Representative Applications	Energy Density	Life Cycles	Charging Time (full charge)
Currently in Production	**Ultra Fast Charge (LTO)** *Introduced in 2011*	Buses; Mining Trucks	+30% (95 Wh/kg)	+70%	1/2 time (10 min)
Currently in Production	**High Power (NMC-1)** *Introduced in 2017*	Commercial Vehicles; Buses	+ 15% (210 Wh/kg)	More than Double	1/3 time (15 min)
Currently in Production	**High Energy Density (NMC-2)** *Introduced in 2019*	Commercial Vehicles; Passenger Vehicles	+10% (270 Wh/kg)	More than Double	1/3 time (30 min)
Upcoming	2022 High Energy Density Target Cell (won R&D 100 award)	Commercial Vehicles; Passenger Vehicles	+30% (330 Wh/kg)	+80%	1/2 time (45 min)

Note: Compared to leading competitors in their field.

Broad Portfolio of Cell Chemistries Suited to Specific Applications

Chemistry	Composition	Characteristics
LTO	Lithium Titanate ($Li_4Ti_5O_{12}$)	Ultra-fast charging, Ultra long cycle life, Safest LIB chemistry
LFP	Lithium Ferrophosphate ($LiFePO_4$)	Lowest cost; Good cycle life
NMC-1	Lithium Nickel-Manganese-Cobalt Oxide ($LiNi_xMn_yCo_zO_2$)	Ultra-fast charging; Long cycle life
NMC-2	Lithium Nickel-Manganese-Cobalt Oxide ($LiNi_xMn_yCo_zO_2$)	Highest energy density; Fast charging; Long cycle life

microvast

Microvast Turn-Key Battery Solutions

Addressing Future Urban Mobility Challenges

Markets Served Today – Commercial Vehicle

Light Duty Vans



Buses



Trucks



Port Trucks / AGVs



Trains



Mining / Specialty Vehicles



Superior Performance vs. Competitors' Commoditized Solutions: PV ≠ CV

95 – 270 Wh / kg
Full Range of Energy Densities

2,500⁺ – 20,000⁺
Long Cycle Lives

10 – 30 Min.
Best-in-Class Charging Performance

Target Markets for Future Expansion

Passenger Vehicles

High energy density solutions to enable long range and fast charging

Passenger Car



200-265 Wh / kg
Energy Density

Taxi



2,500⁺ – 8,000⁺
Life Cycles

Energy Storage

Multiple cell chemistry solutions for a broad range of energy storage applications

High performance ESS applications



Frequency regulation / grid management

Battery Components

Enable unique safety and performance characteristics

Consumer electronics



Leading OEMs are using Microvast's technologies

Press Release

microvast

Microvast and FPT Industrial under the hood of the new IVECO BUS electric Crossway

Houston, TX, USA, and Turin, Italy, 10th January 2022. Microvast Holdings, Inc. (NASDAQ: MVST), a leading global provider of next-generation battery technologies for commercial and specialty vehicles, with its partner FPT Industrial, the global powertrain brand of Iveco Group (MI: IVG), will provide the complete battery system for the new Crossway Low Entry city and intercity bus produced by IVECO BUS, also a brand of Iveco Group and a leading manufacturer of buses and coaches.

The contract award was achieved based on the 2019 agreement that encompasses an industrial and commercial cooperation between Microvast and FPT Industrial, with the latter leading the development of mechanical and thermal integration and industrialisation of high-voltage battery ... Microvast designed ... battery pack that ... his new generation ... g capacity and will

...ECO BUS Crossway ...ched at the end of ...ith 1 to 3 batteries ...PT Industrial in this ...ment.

...chmark for energy ...vast Holdings, Inc. ...and is dedicated to ... technologies. Our ...rack."

...ed partnerships to ...wards a sustainable ... Iveco Group. "This ...ower technological

...the globe based on ...e the battery packs ...or tenders in 2022,

Microvast and eVersum to Jointly Drive Urban Commercial Vehicle Electrification

July 29, 2021

- Top-notch battery solutions for eVersum next-gen electric commercial vehicle
- Potential supply volume forecast of over 100 million €

Houston, TX, United States & GRAZ, Austria – July 27, 2021 – Microvast Holdings, Inc. ("Microvast"), a leading global provider of next-generation battery technologies for commercial and specialty vehicles (Nasdaq: MVST), and eVersum, a high-tech vehicle OEM, specialized in the design, development and build of the most purposely engineered electric commercial vehicles for passenger transport,

will join forces to develop state-of-the-art battery solutions to electrify the current and future line of purpose-built, purely "eBorn", electric vehicles of eVersum.

The highly demanded eVersum eShuttle, the consequent realization of a 21st century electric vehicle and destined to define its own new category in the electric shuttle bus segment, will be outfitted with a newly developed battery solution. eShuttles are modularly designed and able to comfortably transport from 15 to 50 passengers, for a variety of applications and all at the right cost.



"eVersum selected Microvast as its primary battery partner mainly due to the strategic consideration and desire to directly work with a manufacturer that offers a high degree of vertical integration", says Pete Speck, Managing Partner at eVersum and responsible for supplier development.

"Such capabilities extend from core battery chemistry R&D and production, including cathode and anode materials, electrolyte, and membrane separators; over proprietary cell manufacturing, all the way to application technologies including battery management systems (BMS) and other power electronics. This gives us maximum flexibility for the future, by using a variety of cell chemistries, from NMC over LFP to LTO, while applying the same physical battery packs with the possibility to connect such packs adaptively in series and/or in parallel to achieve the required voltage and energy levels," states Pete Speck further.

eShuttle is set to be the first among several types of electric buses and special vehicle where both companies will bring the expertise together to seize momentum. The first prototype battery system has been delivered to eVersum and test-bench load simulations are being performed. In the long run, the serial products for eVersum will be manufactured in Microvast European factory. A potential supply of over 100 million € battery systems is projected in the next 6 years. A framework supply agreement is under review and is expected to be signed in the near-term.

microvast

Microvast Expands Into French E-Bus Market

March 25, 2021

· Expansion in French e-bus market with local bus OEM SAFRA

· Framework supply of lithium-ion battery systems

· 3 year agreement with product delivery starting March 2021

· Potential further collaboration in fuel-cell and retrofit bus business

Frankfurt am Main, March 26th, 2021 – Microvast, a leading global provider of next-generation battery technologies for commercial and specialty vehicles that recently announced a planned business combination with Tuscan Holdings Corp. (Nasdaq: THCB), today announced the intial delivery of battery systems to French bus manufacturer SAFRA in Albi, France. Microvast will provide SAFRA with three standard certified battery products for its full electric and hybrid buses, as well as for the refurbishment of the bus fleet over the next three years.

Microvast collaborates with SAFRA to propel the electrification of French bus market

Last October, Microvast was nominated as the battery supplier for the full-electric bus, hybrid bus, and the retrofit bus of the French bus OEM SAFRA. Under the framework supply agreement, Microvast will supply up to 2,000 battery packs from Microvast over three years, starting in March 2021.

Key factors in the selection of Microvast were its standard and certified battery pack offerings that fulfill the technical requirements. The Microvast battery packs can be flexibly connected in serial and/or parallel to reach different voltage and energy levels ...

...ks are expected to ...

...eanwhile, both parties ...ed capability of ...-performance cells to

Microvast and Gaussin Partner to Accelerate the Transition to Zero-Emission Transportation

June 8, 2021

- Strategic Partnership for the next-gen full electric and hydrogen powered version of skateboard road truck platform

- State-of-the-art modular battery concept with a variety of cell chemistry

- Long-term collaboration with a volume forecast of more than 1.5 GWh in the next 5 years and up to 29 GWh until 2031

Frankfurt am Main, June 8th, 2021 – Microvast, a leading global provider of next-generation battery technologies for commercial and specialty vehicles that recently announced a planned business combination with Tuscan Holdings Corp. (Nasdaq: THCB), has been nominated by Gaussin (EURONEXT GROWTH: ALGAU – FR0013495298) for its next generation skateboard road truck platform.

Gaussin is a pioneer in the design and assembly of electric and fuel cell vehicles in transport and logistics industry. Both companies have announced the partnership to integrate Microvast's new generation of batteries for electric and hydrogen skateboard applications of Gaussin.

Microvast joins force with Gaussin in developing zero-emission next-gen skateboard truck platform

Today, Microvast was officially announced as battery supplier of Gaussin to power its new electric and hydrogen trucks. Both companies will collaborate to develop series of new skateboard road trucks, which can be deployed for multiple purposes in the logistics and transport field.

With its vertical integration capabilities, Microvast can provide a wide choice of different cell chemistries in its standard battery packs, which can fulfill the diversified technical requirements in terms of power, energy density and cycle life. The high-level modularity of Microvast batteries gives Gaussin great flexibility in vehicle design. Microvast believes that the excellent fast-charging capability, high energy density and outstanding safety features of Microvast battery solutions can meet the surging demand from major logistics players to shorten the charging duration and prolong the charging interval.

microvast

Long-Standing Partnerships with Leading Global Customers

Long-standing commercial and R&D partnerships with marquee global customers and research partners (reference)

Customer Partnerships

CARGOTEC, DANA, IVECO GROUP, GAUSSIN, WRIGHT, eVersum, FPT, OSHKOSH, HIGER, ZF, JBM Group

R&D Partnerships

USCAR, BMW, Argonne National Laboratory

Significant recent wins provide market validation and highlight business momentum

IVECO • GROUP | FPT

- Signed industrial and commercial cooperation agreement with FPT Industrial ("FPT"), the global powertrain brand of CNH Industrial Group, in 2020 (now Iveco Group)
- Supply FPT with battery modules which will be manufactured in our new facility near Berlin, Germany
- Enable FPT to design and assemble battery packs in-house at its facility in Turin, Italy; to be offered for CNH Industrial vehicles and to third-party customers


GAUSSIN
powered by
microvast
powered by
microvast

Business Overview: HIGH-PERFORMANCE BATTERY SYSTEMS FOR FULL BATTERY ELECTRIC AND HYBRID APPLICATIONS MADE BY MICROVAST

Broad product portfolio enables Microvast's customers to optimize vehicle design in terms of energy density and cycle life, delivering improved overall performance and reducing total cost of ownership while preserving fast-charging capabilities



ELECTRIC VEHICLE
E-motor
Drive
Recuperation
Battery
Power

Electric li-ion battery power 100%



48Ah NMC Li-ion battery cell
MpCO-48Ah
Power Cell



53.5Ah NMC Li-ion battery cell
HpCO-53.5Ah
Energy Cell



FUEL CELL VEHICLE
E-motor
Drive
Drive
Recuperation
Fuel cell
Pressurized storage tank
H2

Electric li-ion battery power approx. 30%

- Fuel cell powered CVs always rely on a high-performance battery system
- Microvast has the best chemistry for these applications with high C-rates
- Battery systems for fuel cell trucks already delivered and even tested in harsn desert conditions
- Microvast on track to become a highly experienced supplier for fuel cell applications in APAC, EU and NA

Business Overview: Component Technologies – Aramid Separator

The separator is a key component for increased safety and critical for high performance cells. We believe Microvast's proprietary aramid separator has a **superior safety proposition** compared to PP and PE separators**.**

Microvast´s Aramid technology

- Patented technologies (**26 in total**) that possess unique benefits over traditional PE separators
- 10+ years R&D, Microvast separator has 2x the temperature resistance of traditional PE separators
- High mechanical and thermal stabilities

Aramid vs. PE separators at different temperatures



Aramid Separator
Ceramic Coated PE
PE
300°C/1h
250°C/1h
200°C/1h
150°C/1h

Key takeaways

- Microvast's aramid separator shrinks and deforms less in higher temperatures than plastic-based separators.
- The thermal stability of our patented aramid separator **prevents shrinking when the battery heats up**, thus reducing the risk of cathode and anode edges touching, short-circuiting and catching fire.

Business Overview: Microvast Component Technologies – Gradient Cathode Technology

Microvast's unique proprietary gradient cathode technology

Microvast Gradient Cathode Technology Features

- Accurate gradient control across particle – precision distribution and concentration of NMC
- Control the growth and morphology using nanorods
- Safely minimize the use of expensive elements with limited supply such as cobalt
- Allows a higher concentration of reactive elements such as Ni by controlling where the element is located within the particle
- Improves thermal and cycle stability



Inside
Ni-rich composition: high capacity
Full gradient composition
Gradual Ni decrease and Mn increase from inner part to outer part of a particle
Surface
Mn-rich composition: high thermal stability
Ni
Co
Mn

Microvast vs Competitor

Microvast's full concentration gradient cathode is supported by an IP portfolio of **33 patents that…**

- **enables precise distribution of elements** across the cathode particles (which results in more nickel & less cobalt)
- **safely boosts energy density** - current market cathode technologies cannot safely increase energy densities
- **increases security of supply** by minimizing the use of cobalt in the cathode

Energy Density	Safety	Total Cost of Ownership

Microvast will continue its pursuit of being an industry leading sustainable battery solutions provider

Pilot project with TÜV Süd in establishing the industrial standard for a sustainable battery value chain



SUSTAINABLE DEVELOPMENT GOALS

17 goals of the UN charter for sustainable future

- 1st Sustainability Assessment in the battery industry
- Regular tracking and monitoring of sustainability goals
- Covers the entire value chain - from mining, raw materials and battery production, to recycling and disposal.



microvast
TÜV SÜD Supports Microvast on the Road to Sustainable Battery Production

Achievement & Milestone



TÜV SÜD
Sustainability
Assessment

- Successfully completed Phase I of TUV Sustainability Assessment
- Both parties have committed to start Phase II to improve sustainability in our battery production processes and value chain

microvast

Microvast Sustainability Goals

1. Carbon Neutral Growth by 2030 & Net-Zero by 2050
2. Renewable Energy 100% by 2040
3. Transition towards Circular Economy
4. Zero Waste to Landfill
5. Ethical and sustainable supply chain
6. Fulfilment of the 17 Sustainable Development Goals of the UN Charter

Microvast Production Capacity Expansion –short term-

CHINA/APAC Plant



China Phase III.1 capacity expansion estimated completion Q4 2022

- 2.0 GWh per annum new manufacturing capacity - Ramp-up expected to begin in Q4 2022;
- New building supports up to 12 GWh per annum (additional utility infrastructure required)
- SOP in Q1 2023

US Plant



Clarksville plant under renovation estimated completion Q3 2023

- 2.0 GWh per annum new manufacturing capacity (utility setup will support 4+ GWh per annum)
- Ramp-up expected to begin late Q3 2023
- Expected to meet USMCA requirements

Thinking Forward.
Powering Now.

Microvast Holdings, Inc (Group HQ)

12603 Southwest Freeway, Suite 210 Stafford, Texas, 77477 U.S.A
T: +1 281 491 9505
F: +1 281 491 9520
E: inquiry@microvast.com

Microvast Power Systems Co., Ltd. (Asia HQ)

No 2198, Hongfeng Road, Huzhou, Zhejiang 313000, P.R. China
T: +86 572 275 6888
F: +86 572 275 6889

Microvast GmbH (EMEA HQ)

An der Eichspitze 8, 14974 Ludwigsfelde, Germany
T: +49 337 8880 4676
E: emea@de.microvast.com

Microvast Power System UK Ltd.

Unit 4 Meridian Centre, Vulcan Way, New Addington, Greater London, CR0 9UG
E: service.eu@microvast.com

Microvast, Inc. (US HQ)

12603 Southwest Freeway, Suite 210 Stafford, Texas, 77477 U.S.A
T: +1 281 491 9505
F: +1 281 491 9520
E: inquiry@microvast.com